UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2009
KELLY SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-1088	38-1510762

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN	48084

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 362-4444
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On September 28, 2009, Kelly Services, Inc. (“the Company”) entered into a new $90 million secured, revolving credit agreement with a syndicate of lenders, including JPMorgan Chase Bank, N.A. as agent for the lenders, that terminates September 28, 2012 (the “New Revolving Credit Agreement”). The New Revolving Credit Agreement replaces the Prior Credit Facility described in Item 1.02. The New Revolving Credit Agreement allows for borrowings in various currencies.
On September 28, 2009, the Company also entered into corresponding second amendments to its 5.5 billion yen term loan agreement dated as of November 7, 2007, and 9.0 million euro and 5.0 million UK pound syndicated term loan facility agreement dated as of October 3, 2008. The first corresponding amendments were dated as of April 29, 2009. The amendments modified the interest rate, financial covenants and other certain terms of the two credit agreements to conform with the New Revolving Credit Agreement.
On September 28, 2009, the Company also entered into a Pledge and Security Agreement under which the Company pledges its assets as security for the above-mentioned loan facilities.
Item 1.02. Termination of a Material Definitive Agreement
On September 28, 2009, as a result of the entry by the Company into the New Revolving Credit Agreement described in Item 1.01 hereof, the Company concurrently terminated its $150 million five-year unsecured multi-currency revolving credit facility with a syndicate of lenders, including JPMorgan Chase Bank, N.A. as agent (the “Prior Credit Facility”). The Prior Credit Facility would have terminated on November 30, 2010. There are currently no borrowings against the Prior Credit Facility.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.6	Three-year, secured, revolving credit agreement, dated September 28, 2009.

10.14	Pledge and Security Agreement, dated September 28, 2009.

10.15	Second Amendment to the 5.5 billion yen term loan agreement, dated September 28, 2009.

10.16	Second Amendment to the 9.0 million euro and 5.0 million UK pound syndicated term loan facility agreement, dated September 28, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: September 29, 2009

/s/ Patricia Little
Patricia Little
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.6	Three-year, secured, revolving credit agreement, dated September 28, 2009.

10.14	Pledge and Security Agreement, dated September 28, 2009.

10.15	Second Amendment to the 5.5 billion yen term loan agreement, dated September 28, 2009.

10.16	Second Amendment to the 9.0 million euro and 5.0 million UK pound syndicated term loan facility agreement, dated September 28, 2009.

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